UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 12, 2006

Aon Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7933	36-3051915
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

200 East Randolph Street, Chicago, Illinois		60601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 381-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 12, 2006, Aon Finance N.S. 1, ULC (the “Issuer”), a Nova Scotia unlimited liability company and an indirect, wholly-owned subsidiary of Aon Corporation (“Aon”), issued Cdn. $375,000,000 of 5.05% senior unsecured debentures due 2011 (the “Debentures”). The Debentures were issued pursuant to an indenture dated as of April 12, 2006 (the “Indenture”), among the Issuer, Aon and Computershare Trust Company of Canada.

Pursuant to the terms of the Indenture, the Debentures are senior, unsecured obligations of the Issuer. The Debentures bear interest at an annual rate of 5.05%, which will be payable on April 12 and October 12 of each year (to holders of record on the fifteenth calendar day preceding each interest payment date), commencing on October 12, 2006. The Debentures will mature on April 12, 2011.

The principal of, premium (if any) and interest on the Debentures is unconditionally and irrevocably guaranteed by Aon.

The Indenture provides that the Issuer may redeem the Debentures at its option in whole or in part at any time at the option of the Issuer, at the redemption price set forth in the Indenture. The Indenture contains covenants which, among other things and subject to certain exceptions, restrict the ability of the Issuer and Aon to (i) create security interests in the common stock of certain subsidiaries and (ii) merge, consolidate, amalgamate or transfer or lease substantially all of their respective assets. The Indenture contains customary events of default.

The net proceeds from the offering of the Debentures were used by the Issuer to repay outstanding indebtedness under an existing credit facility.

The foregoing summary is qualified in its entirety by reference to the Indenture, a copy of which is filed herewith and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)—(b)  Not applicable.

(d)                                 Exhibits:

Exhibit Number	Description of Exhibit
4.1	Indenture dated as of April 12, 2006 among Aon Finance N.S. 1, ULC, Aon Corporation and Computershare Trust Company of Canada.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon CORPORATION

	By:	/s/ D. Cameron Findlay
D. Cameron Findlay
Executive Vice President and General Counsel

Date: April 17, 2006

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
4.1	Indenture dated as of April 12, 2006 among Aon Finance N.S. 1, ULC, Aon Corporation and Computershare Trust Company of Canada.